                                                                   EXHIBIT 99.2

                        PRO FORMA FINANCIAL INFORMATION

     The Pro Forma Consolidated Statements of Income are based on the historical Consolidated Financial Statements of the Company, adjusted to give effect to the following as if it had occurred on January 1, 1995: (i) the Maxion Acquisition, (ii) the Company's issuance in March 1996 of $250.0 million of its 8 1/2% Senior Subordinated Notes Due 2006 (the "March Offering") and the application of the net proceeds therefrom and (iii) the Company's replacement in March 1996 of its $550.0 million secured revolving credit facilities (the "Old Credit Facility") with a new five year $650.0 million unsecured multi-currency revolving credit facility (the "New Credit Facility"). The Pro Forma Consolidated Balance Sheet as of March 31, 1996 is based on the historical Consolidated Financial Statements of the Company, adjusted to give effect to the Maxion Acquisition, as if it had occurred on March 31, 1996.

    The Maxion Acquisition was accounted for under the purchase method of accounting. The total purchase price for the Maxion Acquisition was allocated to tangible and identifiable intangible assets and liabilities based upon the Company's preliminary estimates of their fair values with the excess of cost over net assets acquired allocated to goodwill. The allocation of the purchase price for this acquisition is subject to revision when additional information concerning asset and liability valuations is obtained. The Company does not believe that the asset and liability valuation for this acquisition will be materially different from the pro forma information presented herein. For purposes of presenting pro forma results, no changes in revenues and expenses have been made to reflect the results of any modification to operations that might have been made had such transactions been consummated on the assumed effective date of the transactions. The pro forma expenses include the recurring costs which are directly attributable to these transactions, such as interest expense, depreciation expense and amortization of the excess of cost over net assets acquired.

     The Pro Forma Financial Information does not purport to represent what the Company's results of operations or financial position would actually have been had such transactions actually occurred on any of the dates set forth above or to project the Company's results of operations for any future period.

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

                                                               CONSOLIDATED
                                         ---------------------------------------------------------
                                                          MAXION
                                          COMPANY     ACQUISITION(2)   ADJUSTMENTS      PRO FORMA
                                         ----------   --------------   -----------      ----------
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Net sales............................  $2,068,427      $265,208        $(19,587)(3)   $2,316,019
                                                                            1,971 (4)
  Finance income.......................      56,621            --              --           56,621
                                         ----------      --------        --------       ----------
                                          2,125,048       265,208         (17,616)       2,372,640
                                         ----------      --------        --------       ----------
Costs and Expenses:
  Cost of goods sold...................   1,627,716       237,562         (19,587)(3)    1,853,066
                                                                            6,048 (5)
                                                                            1,327 (6)
  Selling, general and administrative
    expenses...........................     200,588        60,903           1,971 (4)      262,758
                                                                             (704)(7)
  Engineering expenses.................      27,350         4,869              --           32,219
  Interest expense, net................      63,211        33,503          23,271 (8)      119,985
  Other expense, net...................       9,602           685             704 (7)       13,834
                                                                            2,843 (9)
  Nonrecurring acquisition related
    expenses...........................       6,000            --              --            6,000
  Corporate overhead allocated from
    Iochpe-Maxion......................          --        10,429              --           10,429
  Foreign exchange losses..............          --         9,952              --            9,952
                                         ----------      --------        --------       ----------
                                          1,934,467       357,903          15,873        2,308,243
                                         ----------      --------        --------       ----------
Income (loss) before income taxes,
  equity in net earnings of
  unconsolidated subsidiary and
  affiliates and extraordinary loss....     190,581       (92,695)        (33,489)          64,397
Provision (benefit) for income taxes...      65,897       (20,281)        (10,248)(10)      35,368
                                         ----------      --------        --------       ----------
Income (loss) before equity in net
  earnings of unconsolidated subsidiary
  and affiliates and extraordinary
  loss.................................     124,684       (72,414)        (23,241)          29,029
Equity in net earnings of
  unconsolidated subsidiary and
  affiliates...........................       4,458            --              --            4,458
                                         ----------      --------        --------       ----------
Net income (loss)......................     129,142       (72,414)        (23,241)          33,487
Preferred stock dividends..............       2,012            --              --            2,012
                                         ----------      --------        --------       ----------
Net income (loss) available for common
  stockholders.........................  $  127,130      $(72,414)       $(23,241)      $   31,475
                                         ==========      ========        ========       ==========
Net Income per Common Share:
  Primary..............................  $     2.76                                     $     0.68
                                         ==========                                     ==========
  Fully diluted........................  $     2.30                                     $     0.62
                                         ==========                                     ==========
Weighted Average Number of Common and
  Common Equivalent Shares Outstanding:
  Primary..............................      46,126                                         46,126
                                         ==========                                     ==========
  Fully diluted........................      56,684                                         56,684
                                         ==========                                     ==========

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

                                                     EQUIPMENT OPERATIONS (1)
                                         ---------------------------------------------------------
                                                          MAXION
                                          COMPANY     ACQUISITION(2)   ADJUSTMENTS      PRO FORMA
                                         ----------   --------------   -----------      ----------
                                                              (IN THOUSANDS)
Revenues:
  Net sales............................  $2,068,427      $265,208        $(19,587)(3)   $2,316,019
                                                                            1,971 (4)
  Finance income.......................          --            --              --               --
                                         ----------      --------        --------       ----------
                                          2,068,427       265,208         (17,616)       2,316,019
                                         ----------      --------        --------       ----------
Costs and Expenses:
  Cost of goods sold...................   1,627,716       237,562         (19,587)(3)    1,853,066
                                                                            6,048 (5)
                                                                            1,327 (6)
  Selling, general and administrative
    expenses...........................     186,752        60,903           1,971 (4)      248,922
                                                                             (704)(7)
  Engineering expenses.................      27,350         4,869              --           32,219
  Interest expense, net................      31,490        33,503          23,271 (8)       88,264
  Other expense, net...................       9,654           685             704 (7)       13,886
                                                                            2,843 (9)
  Nonrecurring acquisition related
    expenses...........................       6,000            --              --            6,000
  Corporate overhead allocated from
    Iochpe-Maxion......................          --        10,429              --           10,429
  Foreign exchange losses..............          --         9,952              --            9,952
                                         ----------      --------        --------       ----------
                                          1,888,962       357,903          15,873        2,262,738
                                         ----------      --------        --------       ----------
Income (loss) before income taxes,
  equity in net earnings of
  unconsolidated subsidiary and
  affiliates and extraordinary loss....     179,465       (92,695)        (33,489)          53,281
Provision (benefit) for income taxes...      61,563       (20,281)        (10,248)(10)      31,034
                                         ----------      --------        --------       ----------
Income (loss) before equity in net
  earnings of unconsolidated subsidiary
  and affiliates and extraordinary
  loss.................................     117,902       (72,414)        (23,241)          22,247
Equity in net earnings of
  unconsolidated subsidiary and
  affiliates...........................      11,240            --              --           11,240
                                         ----------      --------        --------       ----------
Net income (loss)......................     129,142       (72,414)        (23,241)          33,487
Preferred stock dividends..............       2,012            --              --            2,012
                                         ----------      --------        --------       ----------
Net income (loss) available for common
  stockholders.........................  $  127,130      $(72,414)       $(23,241)      $   31,475
                                         ==========      ========        ========       ==========

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1996

                                                                CONSOLIDATED
                                           ------------------------------------------------------
                                                          MAXION
                                           COMPANY    ACQUISITION(2)   ADJUSTMENTS      PRO FORMA
                                           --------   --------------   -----------      ---------
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Net sales..............................  $453,884      $ 48,172        $(1,212)(3)    $501,122
                                                                             278 (4)
  Finance income.........................    16,808            --             --          16,808
                                           --------      --------        --------       --------
                                            470,692        48,172           (934)        517,930
                                           --------      --------        --------       --------
Costs and Expenses:
  Cost of goods sold.....................   360,144        60,051         (1,212)(3)     419,481
                                                                             166 (5)
                                                                             332 (6)
  Selling, general and administrative
    expenses.............................    49,439         8,608            278 (4)      58,250
                                                                             (75)(7)
  Engineering expenses...................     6,979         1,022             --           8,001
  Interest expense (income), net.........    15,052        (5,485)         6,022 (8)      15,589
  Other expense (income), net............     2,466        (1,414)            75 (7)       1,838
                                                                             711 (9)
  Nonrecurring expenses..................     5,923            --             --           5,923
  Corporate overhead allocated from
    Iochpe-Maxion........................        --         1,437             --           1,437
  Foreign exchange losses................        --         1,977             --           1,977
                                           --------      --------        --------       --------
                                            440,003        66,196          6,297         512,496
                                           --------      --------        --------       --------
Income (loss) before income taxes, equity
  in net earnings of unconsolidated
  subsidiary and affiliates and
  extraordinary loss.....................    30,689       (18,024)        (7,231)          5,434
Provision (benefit) for income taxes.....    10,867        (5,508)        (2,210)(10)      3,149
                                           --------      --------        --------       --------
Income (loss) before equity in net
  earnings of unconsolidated subsidiary
  and affiliates and extraordinary
  loss...................................    19,822       (12,516)        (5,021)          2,285
Equity in net earnings of unconsolidated
  subsidiary and affiliates..............       773            --             --             773
                                           --------      --------        --------       --------
Income (loss) before extraordinary
  loss...................................  $ 20,595      $(12,516)       $(5,021)       $  3,058
                                           ========      ========        =======        ========
Income (Loss) before Extraordinary Loss
  per Common Share:
  Primary................................  $   0.40                                     $   0.06
                                           ========                                     ========
  Fully diluted..........................  $   0.37                                     $   0.06
                                           ========                                     ========
Weighted Average Number of Common and
  Common Equivalent Shares Outstanding:
  Primary................................    51,292                                       51,292
                                           ========                                     ========
  Fully diluted..........................    57,071                                       57,071
                                           ========                                     ========

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1996

                                                          EQUIPMENT OPERATIONS(1)
                                           ------------------------------------------------------
                                                          MAXION
                                           COMPANY    ACQUISITION(2)   ADJUSTMENTS      PRO FORMA
                                           --------   --------------   -----------      ---------
                                                               (IN THOUSANDS)
Revenues:
  Net sales..............................  $453,884      $ 48,172        $(1,212)(3)    $501,122
                                                                             278 (4)
  Finance income.........................        --            --             --              --
                                           --------      --------        --------       --------
                                            453,884        48,172           (934)        501,122
                                           --------      --------        --------       --------
Costs and Expenses:
  Cost of goods sold.....................   360,144        60,051         (1,212)(3)     419,481
                                                                             166 (5)
                                                                             332 (6)
  Selling, general and administrative
    expenses.............................    46,246         8,608            278 (4)      55,057
                                                                             (75)(7)
  Engineering expenses...................     6,979         1,022             --           8,001
  Interest expense (income), net.........     5,964        (5,485)         6,022 (8)       6,501
  Other expense (income), net............     2,443        (1,414)            75 (7)       1,815
                                                                             711 (9)
  Nonrecurring expenses..................     5,923            --             --           5,923
  Corporate overhead allocated from
    Iochpe-Maxion........................        --         1,437             --           1,437
  Foreign exchange losses................        --         1,977             --           1,977
                                           --------      --------        --------       --------
                                            427,699        66,196          6,297         500,192
                                           --------      --------        --------       --------
Income (loss) before income taxes, equity
  in net earnings of unconsolidated
  subsidiary and affiliates and
  extraordinary loss.....................    26,185       (18,024)        (7,231)            930
Provision (benefit) for income taxes.....     9,033        (5,508)        (2,210)(10)      1,315
                                           --------      --------        --------       --------
Income (loss) before equity in net
  earnings of unconsolidated subsidiary
  and affiliates and extraordinary
  loss...................................    17,152       (12,516)        (5,021)           (385)
Equity in net earnings of unconsolidated
  subsidiary and affiliates..............     3,443            --             --           3,443
                                           --------      --------        --------       --------
Income (loss) before extraordinary
  loss...................................  $ 20,595      $(12,516)       $(5,021)       $  3,058
                                           ========      ========        =======        ========

- ---------------

 (1) The Pro Forma Income Statement Data under the caption "Equipment Operations" reflects the consolidation of all operations of the Company and its subsidiaries with the exception of Agricredit, which is included using the equity method of accounting.
 (2) Represents the actual results of operations of the Acquired Business for fiscal 1995 and the three months ended March 31, 1996.
 (3) To reflect the elimination of sales of machinery and equipment from the Company to the Acquired Business of $5,032 and from the Acquired
     Business to the Company of $14,555 for the year ended December 31, 1995 and from the Company to the Acquired Business of $290 and from the Acquired Business to the Company of $922 for the three months ended
     March 31, 1996.
 (4) To reflect the elimination of sales commissions paid by the Acquired Business to the Company which the Acquired Business recorded as a reduction to net sales and the Company recorded as a reduction to selling, general and administrative expenses.
 (5) To reflect a write-up in the cost of engines purchased from the Iochpe-Maxion engine division based on an imputed profit margin on the interdivisional transfers. The Acquired Business' historical financial statements under the heading "Maxion Acquisition" in the Pro Forma Consolidated Statements of Income included herein reflect engine prices at the cost to Iochpe-Maxion S.A. without such imputed profit margin.
 (6) To reflect increased depreciation expense related to the write-up over book value of the acquired fixed assets based on management's preliminary estimates of the fair value.
 (7) To reflect the elimination of royalties paid by the Acquired Business to the Company which the Acquired Business recorded as selling, general and administrative expenses and the Company recorded as other income.
 (8) To reflect the increase in interest expense with respect to the following:

                                                            YEAR ENDED       THREE MONTHS ENDED
                                                         DECEMBER 31, 1995     MARCH 31, 1996
                                                         -----------------   ------------------
     Interest and fees incurred on the Company's
     revolving credit facility in connection with the
     financing of the Maxion Acquisition in the
     principal amount of $260 million at an interest
     rate of 7.6% for the year ended December 31, 1995
     and 6.7% for the three months ended March 31,
     1996. ............................................       $19,760              $4,355
     Increase in interest expense and fees on
     borrowings incurred in connection with the March
     Offering and the replacement of the Old Credit
     Facility with the New Credit Facility. Excludes
     the write-off of capitalized fees and expenses
     associated with the refinancing of the Old Credit
     Facility, which were $3.5 million, net of taxes,
     and which were recorded as an extraordinary loss
     in the first quarter of 1996. ....................         3,511               1,667
                                                              -------              ------
                                                              $23,271              $6,022
                                                              =======              ======

 (9) To reflect amortization of the preliminary estimate of the excess of cost over net assets acquired related to the Maxion Acquisition.
(10) To reflect the additional tax benefit related to the net effect of the pro forma adjustments recorded at the statutory rate of 30.6% in effect at December 31, 1995 and March 31, 1996.

                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 1996


                                                                                      Consolidated
                                                                    ---------------------------------------------------
                                                                      Historical       Adjustments         Pro Forma
                                                                    ---------------   --------------     --------------
                ASSETS                                                               (In thousands)
  Current Assets:
      Cash and cash equivalents . . . . . . . . . . . . . . . .        $   27,207       $    -            $   27,207
      Accounts and notes receivable, net of allowances. . . . .           753,653         27,000 (2)         780,653
      Receivables from unconsolidated subsidiary and
        affiliates  . . . . . . . . . . . . . . . . . . . . . .             6,041            -                 6,041
      Credit receivables, net . . . . . . . . . . . . . . . . .           197,790            -               197,790
      Inventories, net  . . . . . . . . . . . . . . . . . . . .           429,704         40,000 (2)         469,704
      Other current assets  . . . . . . . . . . . . . . . . . .            57,625         14,221 (2)          71,846
                                                                       ----------       --------          ----------
       Total current assets . . . . . . . . . . . . . . . . . .         1,472,020         81,221           1,553,241


     Noncurrent credit receivables, net . . . . . . . . . . . .           390,549            -               390,549
     Property, plant and equipment, net . . . . . . . . . . . .           143,696         96,265 (2)         239,961
     Investments in unconsolidated subsidary and affiliates . .            45,975            -                45,975
     Other assets . . . . . . . . . . . . . . . . . . . . . . .            49,822            -                49,822
     Intangible assets, net . . . . . . . . . . . . . . . . . .           104,158        113,735 (2)         217,893
                                                                       ----------       --------          ----------
       Total assets . . . . . . . . . . . . . . . . . . . . . .        $2,206,220       $291,221          $2,497,441
                                                                       ==========       ========          ==========

            LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities:
     Current portion of long-term debt. . . . . . . . . . . . .        $  365,193       $    -            $  365,193
     Accounts payable . . . . . . . . . . . . . . . . . . . . .           277,749         17,000 (2)         294,749
     Payables to unconsolidated subsidiary and affiliates . . .            26,561            -                26,561
     Accrued expenses . . . . . . . . . . . . . . . . . . . . .           218,353         14,221 (2)         232,574
     Other current liabilities. . . . . . . . . . . . . . . . .            12,153            -                12,153
                                                                       ----------       --------          ----------
       Total current liabilities  . . . . . . . . . . . . . . .           900,009         31,221             931,230
                                                                       ----------       --------          ----------
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . . .           602,533        260,000 (3)         862,533
  Convertible subordinated debentures . . . . . . . . . . . . .            29,926            -                29,926
  Postretirement health care benefits . . . . . . . . . . . . .            23,799            -                23,799
  Other noncurrent liabilities  . . . . . . . . . . . . . . . .            39,296            -                39,296
                                                                       ----------       --------          ----------
    Total liabilities . . . . . . . . . . . . . . . . . . . . .         1,595,563        291,221           1,886,784
  Stockholders' Equity:
     Common stock . . . . . . . . . . . . . . . . . . . . . . .               519            -                   519
     Additional paid-in capital . . . . . . . . . . . . . . . .           315,264            -               315,264
     Retained earnings. . . . . . . . . . . . . . . . . . . . .           304,292            -               304,292
     Unearned compensation  . . . . . . . . . . . . . . . . . .           (19,418)           -               (19,418)
     Additional minimum pension liability . . . . . . . . . . .            (2,619)           -                (2,619)
     Cumulative translation adjustment. . . . . . . . . . . . .            12,619            -                12,619
                                                                       ----------       --------          ----------
       Total stockholders' equity . . . . . . . . . . . . . . .           610,657            -               610,657
                                                                       ----------       --------          ----------
       Total liabilities and stockholders' equity . . . . . . .        $2,206,220       $291,221          $2,497,441
                                                                       ==========       ========          ==========

                                                                                   Equipment Operations (1)
                                                                       -------------------------------------------------
                                                                         Historical      Adjustments         Pro Forma
                ASSETS                                                 --------------   -------------      -------------
                                                                                        (In thousands)
  Current Assets:
      Cash and cash equivalents . . . . . . . . . . . . . . . .          $   24,595       $    -            $   24,595
      Accounts and notes receivable, net of allowances. . . . .             753,653         27,000 (2)         780,653
      Receivables from unconsolidated subsidiary and
        affiliates  . . . . . . . . . . . . . . . . . . . . . .               9,690            -                 9,690
      Credit receivables, net . . . . . . . . . . . . . . . . .                 -              -                   -
      Inventories, net  . . . . . . . . . . . . . . . . . . . .             429,704         40,000 (2)         469,704
      Other current assets  . . . . . . . . . . . . . . . . . .              54,266         14,221 (2)          68,487
                                                                         ----------       --------          ----------
       Total current assets . . . . . . . . . . . . . . . . . .           1,271,908         81,221           1,353,129

     Noncurrent credit receivables, net . . . . . . . . . . . .                 -              -                   -
     Property, plant and equipment, net . . . . . . . . . . . .             143,348         96,265 (2)         239,613
     Investments in unconsolidated subsidary and affiliates . .             108,598            -               108,598
     Other assets . . . . . . . . . . . . . . . . . . . . . . .              49,822            -                49,822
     Intangible assets, net . . . . . . . . . . . . . . . . . .             104,158        113,735 (2)         217,893
                                                                         ----------       --------          ----------
       Total assets . . . . . . . . . . . . . . . . . . . . . .          $1,677,834       $291,221          $1,969,055
                                                                         ==========       ========          ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities:
     Current portion of long-term debt. . . . . . . . . . . . .          $      -         $    -            $      -
     Accounts payable  . . . . . . . . . . . . . . . . . . . .              273,708         17,000 (2)         290,708
     Payables to unconsolidated subsidiary and affiliates . . .              26,561            -                26,561
     Accrued expenses . . . . . . . . . . . . . . . . . . . . .             208,231         14,221 (2)         222,452
     Other current liabilities. . . . . . . . . . . . . . . . .              12,153            -                12,153
                                                                         ----------       --------          ----------
        Total current liabilities . . . . . . . . . . . . . . .             520,653         31,221             551,874
                                                                         ----------       --------          ----------
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . . .             462,533        260,000 (3)         722,533
  Convertible subordinated debentures . . . . . . . . . . . . .              29,926            -                29,926
  Postretirement health care benefits . . . . . . . . . . . . .              23,799            -                23,799
  Other noncurrent liabilities  . . . . . . . . . . . . . . . .              30,266            -                30,266
                                                                         ----------       --------          ----------
    Total liabilities . . . . . . . . . . . . . . . . . . . . .           1,067,177        291,221           1,358,398
  Stockholders' Equity:
     Common stock . . . . . . . . . . . . . . . . . . . . . . .                 519            -                   519
     Additional paid-in capital . . . . . . . . . . . . . . . .             315,264            -               315,264
     Retained earnings. . . . . . . . . . . . . . . . . . . . .             304,292            -               304,292
     Unearned compensation  . . . . . . . . . . . . . . . . . .             (19,418)           -               (19,418)
     Additional minimum pension liability . . . . . . . . . . .              (2,619)           -                (2,619)
     Cumulative translation adjustment. . . . . . . . . . . . .              12,619            -                12,619
                                                                         ----------       --------          ----------
    Total stockholders' equity  . . . . . . . . . . . . . . . .             610,657            -               610,657
                                                                         ----------       --------          ----------
    Total liabilities and stockholders' equity  . . . . . . . .          $1,677,834       $291,221          $1,969,055
                                                                         ==========       ========          ==========


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
(1) The Balance Sheet Data captioned "Equipment Operations" reflects the consolidation of all operations of the Company and its subsidiaries with the exception of Agricredit, which is included using the equity method of accounting.

(2) To reflect the preliminary purchase price allocation of the net assets acquired related to the Maxion Acquisition.

(3) To reflect the increase in outstanding borrowings as a result of the Maxion Acquisition.




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